UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

NUKKLEUS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

(212) 791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Acquisition

On January 12, 2026, Nukkleus Inc., a Delaware corporation (the “Company”), completed its acquisition of 100% of the issued and outstanding capital stock of Star 26 Capital, Inc., a Nevada corporation (“Star 26”), pursuant to the terms of that certain Amended and Restated Securities Purchase Agreement and Call Option, dated September 15, 2025 (the “Purchase Agreement”), by and among the Company, Star 26, the shareholders of Star 26 (the “Sellers”), and Menachem Shalom, as representative of the Sellers. The Purchase Agreement was filed as Exhibit 10.1 to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 24, 2025.

As a result of the acquisition, Star 26 became a wholly-owned subsidiary of the Company. The transaction was approved by the shareholders of the Company on December 16, 2025 and confirmed by The Nasdaq Stock Market LLC on January 9, 2026.

Pursuant to the terms of the Purchase Agreement, the aggregate consideration paid by the Company consisted of the following:

(i)	$16,000,000, which was paid to Star 26 by the issuance by the Company of a 12-month note (the “Investment Note”);

(ii)	$500,000 in cash, representing $5,000,000 less $4,500,000 previously borrowed by Star 26 from the Company;

(iii)	4,770,340 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”);

(iv)	A warrant (the “Warrant”) to purchase 12,017,648 shares of Common Stock at an exercise price of $1.50 per share, exercisable for a period of five years from the closing date;

(v)	A promissory note in the principal amount of $3,000,000 (the “Six-Month Note”), which note accrues interest at the rate of 8% per annum and matures July 12, 2026; and

(vi)	A promissory note in the principal amount of $3,000,000 (the “Three-Month Note”), which note matures April 12, 2026.

The Common Stock, the Warrant, the Six-Month Note and Three-Month Note were subsequently assigned by Star 26 to the Sellers, pro ratably based on their equity ownership in Star 26.

In connection with the closing, the Company cancelled certain promissory notes previously issued by Star 26 to the Company in the aggregate principal amount of $4,500,000. The cancellation of said indebtedness was applied as a credit against the cash consideration otherwise payable to Star 26 at closing.

The cash portion of the purchase price payable at closing was funded from the Company’s available cash on hand.

Star 26

Star 26 currently has interests in defense and technology businesses:

●	A 100% ownership interest in B. Rimon Agencies Ltd. (“Rimon”), an Israeli corporation that operates as a supplier of generators, masts, and lighting solutions for defense applications, including components for the Iron Dome missile defense system. Rimon maintains distribution relationships with defense contractors.

●	A majority ownership interest in Water.io Ltd. (TASE: WATR), a publicly traded Israeli company engaged in smart hydration technology, which recently completed the acquisition of Zorronet Ltd., a developer of AI-powered command center solutions.

●	A convertible loan made to I.T.S Industrial Techno-logic Solutions an Israeli company specializing in mechanical and production engineering and in assembly services which owns 100% of Positech Ltd – an Israeli company specializing motion control and stabilization technologies.

Menachem Shalom, who serves as the Chief Executive Officer and a director of the Company, is also the chief executive officer, founder and controlling shareholder of Star 26. As a result of the acquisition, Mr. Shalom beneficially holds approximately 27.83% of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Common Stock and the Warrant were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. Star 26 and each of the Sellers represented to the Company that they are “accredited investors” as defined in Rule 501(a) of Regulation D. No general solicitation or advertising was used in connection with the offering. The securities are “restricted securities” as defined in Rule 144 under the Securities Act and bear a restrictive legend.

Item 7.01 Regulation FD Disclosure

On January 13, 2026, the Company issued a press release announcing the closing of the Star 26 acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Star 26 required by Rule 3-05 of Regulation S-X were included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 24, 2025, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Article 11 of Regulation S-X was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 24, 2025, and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
4.13*	Form of Warrant to Purchase Common Stock.
4.14*	Investment Note, dated January 12, 2026, issued by Nukkleus Inc. to Star 26 Capital Inc.
4.15*	Form of Three-Month Promissory Note issued to the Sellers.
4.16*	Form of Six-Month Promissory Note issued to the Sellers.
10.44*	Assignment from Star 26 Capital, Inc. to each of the shareholders, dated January 12, 2026.
99.1*	Press Release dated January 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: January 13, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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